UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

291, Route d’Arlon

L-1150 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting (the “Annual Meeting”) of the shareholders of Altisource Portfolio Solutions S.A. (the “Company”) was held on May 15, 2013.  23,289,643 shares of common stock were outstanding on the record date for the Annual Meeting (March 18, 2013) and entitled to vote at the Annual Meeting. The final results for each matter submitted to a vote of shareholders at the meeting were as follows.

(i)                                    The following directors were elected at the meeting by the following vote:

Name	For	Withheld	Broker Non-Votes
William C. Erbey	19,461,138	343,938	1,784,846
William B. Shepro	19,507,951	297,125	1,784,846
W. Michael Linn	16,605,219	3,199,857	1,784,846
Roland Müller-Ineichen	19,504,216	300,860	1,784,846
Timo Vättö	19,504,816	300,260	1,784,846

(ii)                                 Deloitte & Touche LLP was approved as the Company’s independent registered certified public accounting firm for 2013 and Deloitte Audit S.à r.l. was approved as the Company’s certified auditor for all statutory accounts as required by Luxembourg law for the same period by the following vote:

For	Against	Abstentions	Broker Non-Votes
21,332,850	16,420	240,652	N/A

(iii)                              The Company’s annual accounts prepared in accordance with Luxembourg GAAP for the year ended December 31, 2012 and as amended and restated for the years ended December 31, 2009 to 2011 (the “Luxembourg Annual Accounts”), and the Company’s consolidated financial statements prepared in accordance with U.S. GAAP, including a footnote reconciliation of equity and net income to IFRS for the year ended December 31, 2012 (together the “Luxembourg Statutory Accounts”) were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
19,550,524	1,752	252,800	1,784,846

(iv)                             The Directors’ reports for the Luxembourg Statutory Accounts were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
19,549,729	2,252	253,095	1,784,846

(v)                                The allocation of the results and part of the distributable reserve in the Luxembourg Annual Accounts was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
19,549,109	2,452	253,515	1,784,846

(vi)                             The declaration and payment of the interim dividends in connection with the separation of Altisource Residential Corporation and Altisource Asset Management Corporation from the Company was ratified by the following vote:

For	Against	Abstentions	Broker Non-Votes
19,564,677	1,752	238,647	1,784,846

(vii)                          The discharge of each of the current and past directors of the Company for the performance of their mandate during the years ended December 31, 2009 to 2012 was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
19,548,890	3,711	252,475	1,784,846

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration Officer